UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 7, 2008
Sparton Corporation

(Exact Name of Registrant as Specified in Its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)
(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE
On March 10, 2008 Sparton Corporation issued a Press Release announcing the retirement of David W. Hockenbrocht, President and Chief Executive Officer of the Company and appointment of Richard L. Langley as interim President and Chief Executive Officer and Joseph S. Lerczak as interim Chief Financial Officer.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On March 10, 2008 Sparton Corporation, an Ohio Corporation (the “Company”) issued a Press Release (“Press Release”) announcing the retirement of David W. Hockenbrocht and his resignation, effective as of March 7, 2008, from all positions he held as an officer and director of the Company and its subsidiaries, including as President, Chief Executive Officer and a director of the Company and the appointment on March 7, 2008 of Richard L. Langley as interim President and Chief Executive Officer and Joseph S. Lerczak as interim Chief Financial Officer.
Prior to his appointment as interim President and Chief Executive Officer, Richard L. Langley was the Chief Financial Officer, Senior Vice President (or Vice President), and Treasurer of the Company for seventeen years. No familial relationship exists between Mr. Langley and any other executive officer or director as described in 17 CFR 229.401(d). Since the beginning of the Company’s last fiscal year, Mr. Langley has not engaged in, or proposed to engage in any transaction as described in 17 CFR 404(a). Mr. Langley has been a director of the Company since 2001 and is not a director of any other registered company.
Prior to his appointment as interim Chief Financial Officer, Joseph S. Lerczak was the Corporate Controller of the Company for seven years and Secretary of the Company for six years. No familial relationship exists between Mr. Lerczak and any other executive officer or director as described in 17 CFR 229.401(d). Since the beginning of the Company’s last fiscal year, Mr. Lerczak has not engaged in or proposed to engage in any transaction as described in 17 CFR 404(a). Mr. Lerczak is not a director of the Company or any other registered company.
The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit 99.1                     Press Release dated March 10, 2008 issued by Sparton Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
/s/ Richard L. Langley
Richard L. Langley
Chief Executive Officer
March 10, 2008

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated March 10, 2008 issued by Sparton Corporation.